UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2013

DELEK LOGISTICS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35721 (Commission File Number)	45-5379027 (IRS Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)

Registrant's telephone number, including area code: (615) 771-6701

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 26, 2013, Delek Logistics Partners LP (the "Partnership"), through its wholly owned subsidiary Delek Marketing and Supply, LP ("Marketing"), completed a transaction (the "Transaction") with Delek Refining, Ltd. ("Delek Refining"), a wholly owned subsidiary of Delek US Holdings, Inc. ("Delek US"), pursuant to which Marketing acquired a refined products terminal, storage tanks and ancillary assets adjacent to Delek US's Tyler, Texas refinery (the "Tyler Refinery") from Delek Refining.
The purchase price paid for the assets acquired was $94.8 million in cash, comprised of $77.0 million financed with borrowings under the Partnership's amended and restated senior secured revolving credit facility and $17.8 million in cash on hand. In addition, the parties entered into several contracts and amended certain existing contracts in connection with the Transaction.
The assets acquired in the Transaction consist of:

•
The refined products terminal located at the Tyler Refinery (the "Tyler Terminal") which consists of a truck loading rack with nine loading bays supplied by pipeline from storage tanks located at the Tyler Refinery, along with certain ancillary assets. Total throughput capacity for the Tyler Terminal is approximately 72,000 barrels per day ("bpd"). For the year ended December 31, 2012, approximately 55,000 bpd of refined products were throughput at the Tyler Terminal.

•
Ninety-six storage tanks and certain ancillary assets (such as tank pumps and piping) located adjacent to the Tyler Refinery with an aggregate shell capacity of approximately 2.0 million barrels (the "Tyler Storage Tanks"). The Tyler Storage Tanks, together with the Tyler Terminal, are sometimes hereinafter referred to as the "Tyler Assets."

In connection with the Transaction, the Partnership entered into and amended, as applicable, the following definitive agreements:
Asset Purchase Agreement
The Transaction was completed pursuant to the terms of an Asset Purchase Agreement (the "Asset Purchase Agreement") by and between Marketing and Delek Refining entered into on July 26, 2013. Pursuant to the terms of the Asset Purchase Agreement, among other things, Delek Refining conveyed to Marketing its interest in the Tyler Assets, excluding the land on which such assets are located, for total consideration of $94.8 million, paid in cash, and the entry into several contracts and amendments to certain existing contracts. The Asset Purchase Agreement contains certain representations, warranties, covenants and indemnities.
The foregoing description of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Amended and Restated Omnibus Agreement
On July 26, 2013, in connection with the Transaction, the Partnership entered into an Amended and Restated Omnibus Agreement (the "Restated Omnibus Agreement") with Delek Logistics GP, LLC (the "General Partner"), Marketing, certain of the Partnership's other subsidiaries, Delek US, Delek Refining and Lion Oil Company, a wholly owned subsidiary of Delek US. The Restated Omnibus Agreement amends and restates the Omnibus Agreement dated November 7, 2012 by and among the parties and includes the following modifications, among others:

•	the schedules to the Restated Omnibus Agreement were revised to include the Tyler Assets;

•
Delek US and certain of its subsidiaries, agreed to reimburse the Partnership, through the fifth year following the Transaction, for any operating expenses and capital expenditures that are incurred by the Partnership or its subsidiaries for inspections, maintenance and repairs made to any storage tanks acquired by Marketing in the Transaction to cause such storage tanks to comply with applicable regulatory and/or industry standards.

•
Delek US and certain of its subsidiaries agreed to reimburse the Partnership for all non-discretionary maintenance capital expenditures with respect to the Tyler Assets in excess of $0.4 million for the period from July 26, 2013 through September 30, 2013;

•
the remaining provisions relating to reimbursement for all non-discretionary maintenance capital expenditures with respect to all assets transferred from Delek US or certain of its subsidiaries to the Partnership were revised (i) to require Delek US and certain of its subsidiaries to reimburse the Partnership for all such expenditures in excess of $1.35 million for the period from September 30, 2013 through December 31, 2013 and (ii) to require Delek US and certain of its subsidiaries to reimburse the Partnership for all such expenditures in excess of $5.4 million for each calendar year beginning in 2014;

•
Delek US agreed to indemnify the Partnership for environmental damages relating to incidents that may arise involving certain storage tanks transferred to the Partnership, for a period of time to be determined based on the applicable tank's API 653 inspection date;

•
Delek US agreed to indemnify the Partnership for any obligation imposed by or violation of the consent decree entered in United States v. Tyler Holding Company, Inc. and Delek Refining, Ltd., case no. 6:09-cv-319 (Eastern District of Texas); and

•
the annual administrative fee payable by the Partnership to Delek US for corporate general and administrative services that Delek US and its affiliates provide under the Restated Omnibus Agreement was increased from $2.7 million to $3.0 million, prorated and payable monthly.

The foregoing description of the Restated Omnibus Agreement is not complete and is qualified in its entirety by reference to the Amended and Restated Omnibus Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Tyler Throughput and Tankage Agreement
On July 26, 2013, in connection with the Transaction, Delek Refining and Marketing entered into the Tyler Throughput and Tankage Agreement (the "Throughput and Tankage Agreement"). Under the Throughput and Tankage Agreement, Marketing will provide Delek Refining with throughput and storage services in return for throughput and storage fees. Under the Throughput and Tankage Agreement, during each calendar quarter, Delek Refining is obligated to throughput an aggregate amount of at least 50,000 barrels of certain refined products per day through the Tyler Terminal at a throughput fee of $0.35 per barrel (the "Throughput Fee"). Delek Refining is also subject to a $841,667 per month storage fee for the right to use the active shell capacity of the Tyler Tanks. The fees under the Throughput and Tankage Agreement are indexed annually, on July 1, for inflation. The initial term of the Throughput and Tankage Agreement is eight years and Delek Refining, at its sole option, may extend the term for two renewal terms of four years each. If Delek Refining does not throughput the aggregate amounts equal to the minimum throughput commitments described above during any calendar quarter, Delek Refining shall pay Marketing a shortfall payment equal to the shortfall volume multiplied by the Throughput Fee.
As set forth in the Throughput and Tankage Agreement, Marketing is obligated to maintain certain throughput and storage capacities. Failure to meet such obligations may result in a reduction of fees payable under the Throughput and Tankage Agreement.
The foregoing description of the Throughput and Tankage Agreement is not complete and is qualified in its entirety by reference to the Throughput and Tankage Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.
Tyler Lease and Access Agreement
On July 26, 2013, in connection with the Transaction, Delek Refining and Marketing entered into the Tyler Lease and Access Agreement (the "Tyler Lease"). Under the Tyler Lease, Marketing will lease from Delek Refining the real property on which the Tyler Assets are located. The rent amount is $100.00 annually, paid in advance, with an initial term of 50 years with automatic renewal for a maximum of four successive 10-year periods thereafter.
The foregoing description of the Tyler Lease is not complete and is qualified in its entirety by reference to the Tyler Lease, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.
Tyler Site Services Agreement
On July 26, 2013, in connection with the Transaction, Delek Refining and Marketing entered into the Tyler Site Services Agreement (the "Site Services Agreement"). Under the Site Services Agreement, Delek Refining will provide Marketing with shared use of certain services, materials and facilities that are necessary to operate and maintain the Tyler Assets as currently operated and maintained. Marketing is subject to an initial annual service fee of $0.2 million with one-twelfth to be paid monthly to Delek Refining. The annual service fee shall be adjusted on July 1 of each calendar year for inflation and may also increase by an amount equal to the actual cost to Delek Refining of providing increased quantities of any items provided under this agreement. The term of the Site Services Agreement is the same as the Tyler Lease discussed above.
The foregoing description of the Site Services Agreement is not complete and is qualified in its entirety by reference to the Site Services Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Delek US owns a 60.3% limited partnership interest in the Partnership and a 98.6% interest in the General Partner, which owns the entire 2.0% general partner interest and all income distribution rights in the Partnership. Each of the Partnership, the General Partner, Delek Refining, Lion Oil, Delek Services (as defined below), Marketing and the other subsidiaries of the Partnership is a direct or indirect subsidiary of Delek US. As a result, certain individuals, including officers and directors of Delek US and the General Partner, serve as officers and/or directors of more than one of such other entities. Additionally, the Partnership and Delek US have certain commercial relationships as further described in the Partnership's Annual Report on Form 10-K for the year ended December 31, 2012 and the Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.

Item 1.02	Termination of a Material Definitive Agreement.

On July 26, 2013, in connection with the Transaction, the Partnership, the General Partner and Delek Logistics Services Company ("Delek Services"), a wholly owned subsidiary of Delek US, agreed to terminate that certain Operation and Management Services Agreement dated as of November 7, 2012 (the "OMS Agreement").

Under the OMS Agreement, the General Partner used the employees of Delek Services to provide the Partnership's assets with certain operational and management services. Under the terms of the OMS Agreement, the Partnership or the General Partner reimbursed Delek Services for its costs in providing such services. Delek Services indemnified the Partnership and the General Partner with respect to claims, losses or liabilities incurred by the Partnership and the General Partner, including third party claims, arising from the Delek Services' performance of the OMS Agreement to the extent caused by the Delek Services' gross negligence or willful misconduct and the General Partner indemnified the Delek Services from any claims, losses or liabilities incurred by Delek Services including any third-party claims, arising from Delek Services' performance of the OMS Agreement except to the extent of losses or liabilities caused by Delek Services gross negligence or willful misconduct.

The Partnership did not incur any early termination penalties in connection with the Termination of the OMS Agreement.

The description of the relationships between the Partnership, the General Partner, Delek US and Delek Services included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 26, 2013, the Partnership completed the Transaction pursuant to the terms of the Asset Purchase Agreement as described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 2.01. Additionally, the Partnership, Marketing, Delek US, and Delek Refining have relationships with one another as described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 2.01.

The consideration for the Transaction was determined pursuant to negotiations between Delek US and the Conflicts Committee of the Board of Directors of the General Partner, which is comprised solely of independent directors.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro Forma Financial Information.
The required unaudited pro forma condensed combined consolidated financial statements of the Partnership as of and for the year ended December 31, 2012 and the three months ended March 31, 2013 is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

10.1	Asset Purchase Agreement, dated as of July 26, 2013, between Delek Refining, Ltd. and Delek Marketing and Supply, LP.

10.2
Amended and Restated Omnibus Agreement, dated as of July 26, 2013, among Delek US Holdings, Inc., Delek Refining, Ltd., Delek Marketing and Supply, LP, Lion Oil Company, Delek Logistics Partners, LP, Paline Pipeline Company, LLC, SALA Gathering Systems, LLC, Magnolia Pipeline Company, LLC, El Dorado Pipeline Company, LLC, Delek Crude Logistics, LLC, Delek Marketing-Big Sandy, LLC, Delek Logistics Operating, LLC and Delek Logistics GP, LLC

10.3	Tyler Throughput and Tankage Agreement, executed as of July 26, 2013, between Delek Refining, Ltd. and Delek Marketing and Supply, LP.

10.4	Tyler Lease and Access Agreement, dated as of July 26, 2013, between Delek Refining, Ltd. and Delek Marketing and Supply, LP.

10.5	Tyler Site Services Agreement, dated as of July 26, 2013, between Delek Refining, Ltd. and Delek Marketing and Supply, LP.

99.1	Unaudited pro forma condensed combined consolidated financial statements of Delek Logistics Partners LP as of and for the year ended December 31, 2012 and the three months ended March 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2013	DELEK LOGISTICS PARTNERS, LP by and through its general partner, Delek Logistics GP, LLC

By: /s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: Executive Vice President / Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description

10.1	Asset Purchase Agreement, dated as of July 26, 2013, between Delek Refining, Ltd. and Delek Marketing and Supply, LP.

10.2
Amended and Restated Omnibus Agreement, dated as of July 26, 2013, among Delek US Holdings, Inc., Delek Refining, Ltd., Delek Marketing and Supply, LP, Lion Oil Company, Delek Logistics Partners, LP, Paline Pipeline Company, LLC, SALA Gathering Systems, LLC, Magnolia Pipeline Company, LLC, El Dorado Pipeline Company, LLC, Delek Crude Logistics, LLC, Delek Marketing-Big Sandy, LLC, Delek Logistics Operating, LLC and Delek Logistics GP, LLC

10.3	Tyler Throughput and Tankage Agreement, executed as of July 26, 2013, between Delek Refining, Ltd. and Delek Marketing and Supply, LP.

10.4	Tyler Lease and Access Agreement, dated as of July 26, 2013, between Delek Refining, Ltd. and Delek Marketing and Supply, LP.

10.5	Tyler Site Services Agreement, dated as of July 26, 2013, between Delek Refining, Ltd. and Delek Marketing and Supply, LP.

99.1	Unaudited pro forma condensed combined consolidated financial statements of Delek Logistics Partners LP as of and for the year ended December 31, 2012 and the three months ended March 31, 2013.